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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          STRATUS SERVICES GROUP, INC.
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             (Exact name of registrant as specified in its charter)

                 Delaware                                  22-3499261
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         (State of incorporation                        (I.R.S. Employer
             or organization)                          Identification No.)

  500 Craig Road, Manalapan, New Jersey                     07726
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(Address of principal executive offices)                 (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                   Name of each exchange on which
         to be so registered                   each class is to be registered
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                None                                        None
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-83255

Securities to be registered pursuant to Section 12(g) of the Act:


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                          Common Stock, $.01 Par Value


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                                (Title of Class)

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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The information required herein is incorporated by reference from the section of Amendment No. 1 to the Registration Statement on Form SB-2 (Commission File No. 333-83255) filed by Stratus Services Group, Inc. (the "Registrant") with the Securities and Exchange Commission on September 3, 1999, entitled "Description of Securities-Common Stock."

Item 2.  EXHIBITS

         The following exhibits are filed as part of the Registration Statement:

         (1) Proposed Form of Amended and Restated Certificate of Incorporation of the Registrant to be filed and become effective upon completion of the Registrant's initial public offering of Common Stock-incorporated herein by reference to
                  Exhibit 3.1 to Amendment No. 1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333 -83255).

         (2) By-laws of the Registrant to become effective upon completion of the Registrant's initial public offering of Common Stock-incorporated herein by reference to Exhibit 3.2 to Amendment No. 1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-83255).

         (3)      Specimen Common Stock Certificate of the
                  Registrant-incorporated herein by reference to Exhibit 4.1 to Amendment No. 1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-83255).



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             STRATUS SERVICES GROUP, INC.
                                           -------------------------------
                                                     (Registrant)


Date:  September 3, 1999                   By: /s/ Joseph J. Raymond
                                               ---------------------------
                                               JOSEPH J. RAYMOND, Chairman
                                               and Chief Executive Officer














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